File No. 811-3752
                                                  Rule 14(c)-5

June 7, 1999

VIA EDGAR
---------

Filing Desk Stop 1-4
Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, DC  20549-1004

            Re:  The Managers Funds
                 File No. 811-3752
                 Definitive Information Statement
                 ----------------------------------
Commissioners:

      On behalf of The Managers Funds, a Massachusetts business trust (the "Trust") registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), enclosed for filing in accordance with Rule 14(c)-5 under the Securities Exchange Act of 1934, as amended (the "1934 Act"), is a definitive information statement prepared for each series of the Trust (the "Funds"), with the exception of Managers Intermediate Mortgage Fund and Managers
Money Market Fund. An information statement for Managers Intermediate Mortgage Fund has been prepared, filed and mailed under a separate cover.

      This information statement has been prepared in accordance with a Securities and Exchange Commission exemptive order received by the Trust (Investment Company Release No. 21412, Oct. 11, 1995) which permits the Trust's manager to hire new sub-advisers or to make changes to existing sub-advisory agreements with the approval of the Trust's Trustees, but without shareholder approval.

      The recent acquisition of The Managers Funds, L.P. by Affiliated Managers Group, Inc. (and its restructuring as The Managers Funds LLC), resulted in the termination of the sub-advisory agreements for each Fund of the Trust. Therefore, The Managers Funds LLC executed new sub-advisory agreements on behalf of each Fund, the terms of which are substantially identical to the sub-advisory agreements in effect prior to the acquisition.

      The Trust intends to mail definitive copies of this information statement on or about June 7, 1999. Please direct questions or comments regarding this filing to Judith L. Shandling, Esq. of Swidler Berlin Shereff Friedman, LLP at (212) 891-9459.

                           Sincerely,
                           /s/Donald S. Rumery
                           Donald S. Rumery
                           Secretary

cc:  Judith L. Shandling, Esq.

                    SCHEDULE 14C INFORMATION

      Information Statement Pursuant to Section 14(c)of the
                 Securities Exchange Act of 1934
                       (Amendment No.   )



Check the appropriate box:

[   ]     Preliminary Information Statement
[   ]     Confidential, for Use of the Commission Only (as
          permitted by Rule 14c-5(d)(2))
[ X ]     Definitive Information Statement


     _____________The Managers Funds______________
     (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[   ]     $125 per Exchange Act Rules 0-11(c)(1)(ii),
          or 14c-5(g).
[   ]     Fee computed on table below per Exchange Act
          Rules 14c-5(g) and 0-11.

     1) Title of each class of securities to which transaction applies:

          _________________________________________________

     2) Aggregate number of securities to which transaction applies:

          __________________________________________________

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          __________________________________________________

     4)   Proposed maximum aggregate value of transaction:

          _________________________________________________

     5)   Total fee paid:

     ______________________________________________________

[   ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

     ______________________________________________________

     2)   Form, Schedule or Registration Statement No.:

     ______________________________________________________

     3)   Filing Party:

     _______________________________________________________

     4)   Date Filed:

     _______________________________________________________

[X]  Filing fee no longer applicable.

                  [LOGO FOR THE MANAGERS FUNDS]






June 7, 1999




Dear Shareholder of The Managers Funds:

In a proxy statement mailed on February 12, 1999, we asked shareholders to approve an agreement between The Managers Funds, L.P. and Affiliated Managers Group, Inc. ("AMG"). At a Special Meeting held on March 31, 1999, the shareholders of the Funds voted to approve that agreement, and on April 1, 1999, The Managers Funds, L.P. closed its transaction with AMG. On April 1, 1999, The Managers Funds, L.P. converted to a Delaware limited liability company (The Managers Funds LLC), and AMG acquired a 100% interest in its capital and a 95% interest in its profits. Because this transaction involved a change of control of The
Managers   Funds,  L.P.,  The  Managers  Funds'  (the  "Trust's")
investment adviser, completion of this transaction terminated the existing sub-advisory agreements executed on behalf of each Fund of the Trust. Therefore, The Managers Funds LLC executed new sub-advisory agreements dated April 1, 1999 with each sub-adviser relating to its respective Fund of the Trust, the terms of which are substantially identical to the sub-advisory agreements in effect prior to the acquisition.

We believe that the transaction with AMG will increase our ability to provide the shareholders of the Funds with a higher caliber of investment advisory services. We anticipate that this new arrangement will otherwise have no effect on the operations of the Funds.

Please feel free to call us at (800) 835-3879 should you have any questions on the enclosed information statement. We thank you for your continued support of The Managers Funds.

Sincerely,
/s/Peter M. Lebovitz
Peter M. Lebovitz
President




                       THE MANAGERS FUNDS

                       40 Richards Avenue
                   Norwalk, Connecticut  06854
                      ____________________

                      INFORMATION STATEMENT
                      ____________________

       This information statement is being provided to the shareholders of Managers Income Equity Fund (the "Income Equity Fund"), Managers Capital Appreciation Fund (the "Capital Appreciation Fund"), Managers Special Equity Fund (the "Special Equity Fund"), Managers International Equity Fund (the "International Equity Fund"), Managers Emerging Markets Equity Fund (the "Emerging Markets Equity Fund"), Managers Bond Fund (the "Bond Fund"), Managers Short and Intermediate Bond Fund (the "Short and Intermediate Bond Fund") and Managers Global Bond Fund (the "Global Bond Fund"), (each a "Fund," and collectively the "Funds"), in lieu of a proxy statement, pursuant to the terms of an exemptive order The Managers Funds (the "Trust") has received from the Securities and Exchange Commission. This exemptive order permits the investment manager to each investment portfolio of the Trust (together, with its predecessor entity, the "Manager"), to hire new sub-advisers and make changes to existing sub-advisory contracts for each investment portfolio with the approval of the Trustees, but without obtaining shareholder approval. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

      This information statement will be mailed on or about  June
7, 1999.

The Trust and its Investment Management Agreements

     The Trust entered into an investment management agreement with respect to each Fund with The Managers Funds, L.P., the predecessor to The Managers Funds LLC, dated August 17, 1990 (the "Previous Management Agreement"). On April 1, 1999, The Managers Funds, L.P. consummated an agreement with Affiliated Managers
Group, Inc. ("AMG") pursuant to which The Managers Funds, L.P. converted to a Delaware limited liability company (The Managers Funds LLC) and AMG acquired a 100% interest in the capital of the Manager and a 95% interest in its profits. Because it involved a change in control of the Funds' investment adviser, completion of this transaction resulted in a termination of the Previous Management Agreement. At a Special Meeting of the Shareholders on March 31, 1999, a new investment management agreement was approved between the Trust, on behalf of each of the Funds, and the Manager to take effect upon the closing of the transaction (the "New Management Agreement"). The New Management Agreement is substantially identical to the Previous Management Agreement, with the exception of the effective date and the name of the Manager.

     Under the terms of both the Previous Management Agreement and the New Management Agreement, it is the responsibility of the Manager to select, subject to review and approval by the Trustees, one or more sub-advisers (each a "Sub-Adviser", and collectively the "Sub-Advisers") to manage the investment portfolio of each Fund, to review and monitor the performance of these Sub-Advisers on an ongoing basis, and to recommend changes in the roster of Sub-Advisers to the Trustees as appropriate. The Manager is also responsible for allocating the Fund's assets among the Sub-Advisers for a Fund, if such Fund has more than one Sub-Adviser. The portion of a Fund's assets managed by a Sub-Adviser may be adjusted from time to time in the sole discretion of the Manager. It is possible that, at certain times, a Sub-Adviser under contract may be allocated none of a Fund's assets to manage. The Manager is also responsible for conducting all business operations of the Trust, except those operations contracted to the custodian or transfer agent. As compensation for its services, the Manager receives a fee from each Fund, and the Manager is responsible for payment of all fees payable to the Sub-Advisers of that Fund. The Funds, therefore, pay no fees to the Sub-Advisers.

     The Manager recommends Sub-Advisers for the Funds to the Trustees based upon its continuing quantitative and qualitative evaluation of the Sub-Advisers' skills in managing assets pursuant to specific investment styles and strategies. Short-term investment performance, by itself, is not a significant factor in selecting or terminating a Sub-Adviser, and the Manager does not expect to recommend frequent changes of Sub-Advisers.

      The Sub-Advisers do not provide any services to the Funds except portfolio investment management and related record-keeping services. However, in accordance with procedures adopted by the Trustees, a Sub-Adviser, or its affiliated broker-dealer, may execute portfolio transactions for a Fund and receive brokerage commissions in connection therewith as permitted by Section 17(e) of the Investment Company Act of 1940, as amended (the "1940 Act") and the rules thereunder.

Exemptive Order

       The Trust has received an exemptive order from the Securities and Exchange Commission (Investment Company Release No. 21412, Oct. 11, 1995) which permits the Manager to hire new Sub-Advisers or to make changes to existing sub-advisory agreements with the approval of the Trust's Trustees, but without shareholder approval. Among other things, this Order requires the Manager to provide shareholders with a statement containing all information regarding a new Sub-Adviser or a material change in a Sub-Advisory Agreement to the same extent as would be set forth in a proxy statement.

The Sub-Advisory Agreements

      The recent acquisition of The Managers Funds, L.P. by Affiliated Managers Group, Inc. (and its restructuring as The Managers Funds LLC), resulted in the termination of the sub-advisory agreements for each Fund of the Trust (the "Previous Sub-
Advisory   Agreements").   Therefore,  The  Managers  Funds   LLC
executed new sub-advisory agreements on behalf of each Fund (the "New Sub-Advisory Agreements").

At a meeting held on January 13, 1999, the Trustees unanimously approved the New Sub-Advisory Agreements between the Manager and each of the respective Sub-Advisers for each Fund. Depending on when they were adopted, the Previous Sub-Advisory Agreements differ from the New Sub-Advisory Agreements in various respects. The form of the New Sub-Advisory Agreement is the current version used by the Trust. This form has been revised from time to time over the years.


In November 1994, the Trustees unanimously approved the adoption of the new form of agreement with respect to Sub-Advisers retained after that date. At their September 9, 1996 meeting the Trustees approved certain further changes to the new form. The new form is very similar in substance to the old form in that it provides for the Sub-Adviser to manage the portion of the Fund allocated to it on a discretionary basis, provides for the Manager to compensate the Sub-Adviser for its services, authorizes the Sub-Adviser to select the brokers or dealers to effect portfolio transactions for the Fund, and requires the Sub-Adviser to comply with the Fund's investment policies and restrictions and with applicable law. However, because the previous form of agreement had been in use for a number of years, the Trustees believed it advisable to conform the agreement to current standards; for example, the Sub-Adviser's responsibilities with respect to compliance monitoring and insurance coverage were clarified.


       Previous Sub-Advisory Agreements first adopted after September 1996 differ from the New Sub-Advisory Agreements only in that they have different effective and termination dates, and the identity of the Manager is different. The form of the New and Previous Agreements as in effect for various periods, are attached to this information statement as Exhibits A (pre-November 1994 form) and B (November 1994-September 1996 form), marked to show changes from the New Sub-Advisory Agreement. Each Exhibit also includes a Schedule indicating which Sub-Advisers had the particular version of the Previous Sub-Advisory Agreement in effect. The Previous Sub-Advisory Agreements for all of the other Sub-Advisers were all executed after September 1996.

      The following table provides information concerning the investment advisory fees paid to the Manager and the sub-advisory fees paid to each Sub-Adviser, as well as the advisory fees retained by the Manager, under both the Previous and New Management and Sub-Advisory Agreements.

              INVESTMENT ADVISORY FEES PAID TO AND
                RETAINED BY THE MANAGER AND PAID
               BY THE MANAGER TO EACH SUB-ADVISER


                    Current Advisory    Sub-Advisory     Net Advisory
Fund Name                   Fee*         Fees Paid*       Fees Retained*
-----------------   ------------------  -------------------------------
EQUITY FUNDS
Income Equity Fund         0.75%          0.35%            0.40%
Capital Appreciation Fund  0.80%          0.40%            0.40%
Special Equity Fund        0.90%          0.50%            0.40%
International Equity Fund  0.90%          0.50%            0.40%
Emerging Markets Equity Fund 1.15%1       0.75%            0.40%1

INCOME FUNDS
Bond Fund                  0.625%         0.25%            0.375%
Short and Intermediate Bond Fund  0.50%   0.25%            0.25%
Global Bond Fund           0.70%          0.30% up to $20mm 0.30% up to$20mm
                                          0.25% thereafter  0.35% thereafter
_______________________________________________________________________

*Expressed as an annual percentage of average daily net assets
1The Manager is currently waiving 0.40% of this fee pursuant to a voluntary fee waiver that may be terminated at any time.

Information on the Sub-Advisers

      The following is a description of each of the Sub-Advisers for the Funds of the Trust, which is based on information which each Sub-Adviser has provided. Except for Essex Investment Management Company, LLC, for which additional affiliation information is provided below, the following Sub-Advisers are not affiliated with the Manager or the Trust, other than by reason of serving as Sub-Adviser to one or more Funds.

CHARTWELL INVESTMENT PARTNERS, L.P. (Income Equity Fund)
1235 Westlakes Drive, Suite 330
Berwyn, PA 19312-2412

      Chartwell Investment Partners, L.P. ("Chartwell") is a limited partnership founded in 1997. It is 75% controlled by the employees of Chartwell and 25% controlled by Maverick Partners, L.P. ("Maverick"). Maverick is controlled by John McNiff and Michael Kennedy. As of December 31, 1998, Chartwell's assets under management were approximately $2.7 billion.

      The name and principal occupation of the directors and principal executive officers of Chartwell are set forth below.
The address of each is that of Chartwell.

Name                      Position
-----------------        --------------------------
Edward N. Antoian         Partner, Portfolio Manager
Michael J. McCloskey      Partner
Kevin A. Melich           Partner, Portfolio Manager
Timothy J. Riddle         Partner, Compliance Officer
Bernard P. Schaffer       Partner, Portfolio Manager
Winthrop S. Jessup        Partner
Michael D. Jones          Partner, Portfolio Manager
Terry F. Bovarnick        Partner, Portfolio Manager
David C. Dalrymple        Partner, Portfolio Manager

     Chartwell does not act as an investment adviser to any other investment companies having similar investment objectives to the Income Equity Fund.

SCUDDER KEMPER INVESTMENTS, INC. (Income Equity and International
Equity Funds)
345 Park Avenue
New York, NY  10154

     Scudder Kemper Investments, Inc. ("Scudder") is a privately-held Delaware corporation founded in 1919 which is owned and controlled by the Zurich Group. The Zurich Group, located at
Mythenquai 2, 8002 Zurich, Switzerland, is a leading publicly-owned international insurance and financial services organization. As of December 31, 1998, Scudder's assets under management were approximately $281.2 billion.

      The name and principal occupation of the directors and principal executive officers of Scudder are set forth below. The address of each is that of Scudder or Zurich.

Name                   Position
---------              --------
Edmond   D.  Villani   President,  Chief  Executive  Officer,Director
Rolf Hueppi            Chairman
Lawrence W. Cheng      Director
Cornelia  Small        Director, Chief Investment Officer,  Vice President
Lynn S. Birdsong       Director, Vice President
Gunther Gose           Director
William H. Bolinder    Director
Kathryn L. Quirk       Secretary, Chief Compliance Officer, Chief
                       Legal Officer
Stephen R. Beckwith    Treasurer, Chief Financial Officer
Robert A. Rudell       Chief Operations Officer


      Scudder acts as an investment adviser to the following investment company with investment objectives similar to the Income Equity Fund:

                                                Annual  Fee  Rate(as a
                           Net  Assets  of Fund   percentage  ofaverage
Fund                         as  of  3/31/99      daily net assets)
-----------------------   -------------------   ----------------------
Scudder Growth and Income Fund $7,183.6 million      0.44%
AARP Growth and Income Fund    $6,463.4 million      0.48%


      Scudder acts as an investment adviser to the following investment company with investment objectives similar to the International Equity Fund:

                                                Annual  Fee  Rate(as a
                           Net  Assets  of Fund    percentage  of average
Fund                      as of 3/31/99            daily net assets)
-----------------------   -------------------     -----------------------
Scudder International Fund  $3,103.7 million            0.81%


ROXBURY CAPITAL MANAGEMENT, LLC (Capital Appreciation Fund)
100 Wilshire Boulevard, Suite 600
Santa Monica, CA  90401

       Roxbury Capital Management ("RCM") is a California corporatrion founded in 1986. RCM transferred all of its assets in 1998 to Roxbury Capital Management, LLC ("Roxbury") which is jointly owned by employees and WT Investemts, Inc., a subsidiary of Wilmington Trust Company. As of December 31, 1998, Roxbury's assets under mnanagement were approximately $6 billion. WTI's address is 1700 N. Market Street, Wilmington, Delaware 19890.

      The name and principal occupation of the directors and principal executive officers of Roxbury are set forth below. The address of each is that of Roxbury.

Name                   Position
-----                  ---------
Anthony   H.  Browne   Senior  Managing  Director,   Co-Chief Investment
                       Officer, Portfolio Manager
Kevin   P.   Riley     Senior  Managing  Director,  Co-Chief Investment
                       Officer, Portfolio Manager
Harry B. Wilson        Senior Managing Director, Client Service/
                       Business Development
Donald  R.  Bessler    Managing  Director,  Research/Portfolio Manager
David C. Kahn          Managing Director, Portfolio Manager/Client Service
Alfred  J.  Lockwood   Managing  Director,  Research/Portfolio Manager
Clare N. McTernan      Managing Director, Portfolio Manager
David  P. Garza        Senior Vice President, Research/Portfolio Manager

      Roxbury does not act as an investment adviser to any other investment companies having investment objectives similar to the Capital Appreciation Fund.

LIBERTY INVESTMENT MANAGEMENT (Special Equity Fund)
2502 Rocky Point Drive, Suite 500
Tampa, FL  33607

      Liberty Investment Management ("Liberty") was originally formed in 1976 and is a division of Goldman Sachs Asset
Management ("Goldman"). Goldman is a separate division of Goldman, Sachs & Co. Goldman has its principal place of business address at One New York Plaza, New York, New York 10004. Goldman, Sachs & Co. is located at 85 Broad Street, New York, New York 10004. As of March 31, 1999, Liberty's assets under management were approximately $11.7 billion.

      The name and principal occupation of the directors and principal executive officers of Liberty are set forth below. The address of each is that of Liberty.

Name                   Position
-----                  ---------
Herbert   E.  Ehlers   Managing  Director,  Chief  Investment Officer
Lincoln Kinnicutt      Vice President

      Liberty acts as an investment adviser to the following investment company with investment objectives similar to the Special Equity Fund:

                           Net  Assets of Fund   Annual Fee  Rate(as
Fund                      as of 3/31/99        a percentage of net assets)
-----------------         -------------------  -----------------------
EAI  Select Managers Equity    $14.7  million       0.375%


PILGRIM, BAXTER & ASSOCIATES, LTD. (Special Equity Fund)
825 Duportail Road
Wayne, PA  19087

     Pilgrim, Baxter & Associates, Ltd. ("Pilgrim") was formed in 1982 and is owned by United Asset Management ("UAM"), a public company. UAM is located at One International Place, Boston, Massachusetts 02110. As of December 31, 1998, Pilgrim's assets under management were approximately $13.9 billion.

      The name and principal occupation of the directors and principal executive officers of Pilgrim are set forth below. The address of each is that of Pilgrim.

Name                   Position
-----                  ---------
Harold   J.  Baxter    President,  Chief  Executive  Officer, Director
Gary  L.  Pilgrim      Secretary, Treasurer, Chief  Investment Officer,
                       Director
Eric C. Schneider      Chief Financial Officer
Stephen M. Wellman     Director of Operations

      Pilgrim does not act as an investment adviser to the following investment company with investment objectives similar to the Special Equity Fund.


WESTPORT ASSET MANAGEMENT, INC. (Special Equity Fund)
253 Riverside Avenue
Westport, CT 06880

      Westport Asset Management, Inc. ("Westport") was formed  in
1983  and is 51%-owned by Andrew J. Knuth and 49%-owned by Ronald
H.  Oliver.   As  of December 31, 1998, Westport's  assets  under
management were approximately $2 billion.

      The name and principal occupation of the directors and principal executive officers of Westport are set forth below.
The address of each is that of Westport.

Name                   Position
-----                  ---------
Andrew J. Knuth        Chairman
Edmund H. Nicklin, Jr. Executive Vice President
Ronald H. Oliver       President

      Westport acts as an investment adviser to the following investment company with investment objectives similar to the Special Equity Fund:

                           Net  Assets of Fund   Annual Fee  Rate (as a
Fund                      as of 3/31/99        percentage of net assets)
-----------------         -------------------  -------------------------
Westport Small Cap Fund      $ 81,487,234              1%
Diversified Investment Advisors $237,543,414        0.50%
The Investment Fund for Foundations$ 33,863,389     incentive


KERN CAPITAL MANAGEMENT LLC (Special Equity Fund)
114 West 47th Street, Suite 1926
New York, NY  10036

      Kern Capital Management LLC ("KCM") is a Delaware limited liability company founded in 1997. KCM is controlled by Robert
E. Kern, Jr., David G. Kern, and Fremont Investment Advisors, Inc., a subsidiary of Fremont Investments, Inc., which is affiliated with The Fremont Group. As of December 31, 1998, KCM's assets under management were approximately $405 million.

      The  name  and  principal occupation of the  directors  and
principal  executive officers of KCM are set  forth  below.   The
address of each is that of KCM.

Name                   Position
-----                  ---------
Robert  E.  Kern,  Jr. President,  Chief  Executive  Officer, Principal,
                       Senior Investment Manager
David G. Kern          Executive  Vice  President,  Principal,
                       Senior Investment Manager
Judy Finger            Senior Vice President, Principal, Senior
                       Investment Manager

       KCM acts as an investment adviser to the following investment companies with investment objectives similar to the Special Equity Fund:

                           Net  Assets of Fund   Annual Fee Rate (as a
Funds                        as of 3/31/99       percentage of net assets)
-----------------         -------------------  -----------------------
Fremont U.S. Micro-Cap    $137.8 million       1.50% on 1st $30 million
                                               1.00% on next $70 million
                                               0.75% thereafter

Fremont Institutional Micro-Cap  $54 million   0.75%
Fremont U.S. Small-Cap    $11 million          0.65%


LAZARD ASSET MANAGEMENT (International Equity Fund)
30 Rockefeller Plaza
New York, NY  10112

      Lazard Asset Management ("Lazard") is a division of  Lazard
Freres & Co. LLC, a New York limited liability company founded in
1848.   As  of  March 31, 1999, Lazard's assets under  management
were approximately $64 billion.

      The  name  and  principal occupation of the  directors  and
principal executive officers of Lazard are set forth below.   The
address of each is that of Lazard.

Name                   Position
-----                     ---------
Eileen D. Alexanderson General Member
Thomas F. Dunn         General Member
Norman Eig             General Member
Herbert M. Gullquist   General Member
Ira O. Handler         General Member
Melvin L. Heineman     General Member
Ivan-Jacques Kerno     General Member
Larry A. Kohn          General Member
Robert P. Morgenthau   General Member
John R. Reinsberg      General Member
Michael S. Rome        General Member
Michael P. Triguboff   General Member
Alexander E. Zagoreos  General Member


     Lazard acts as an investment adviser (or sub-adviser) to the following investment companies with investment objectives similar to the International Equity Fund:

                           Net Assets of Fund   Annual Fee Rate (as a
Funds                         as of 3/31/99    percentage of net assets)
-----------------         -------------------  -----------------------

Lazard International Equity    $3,035.1million        0.75%
Lazard Retirement
    International Equity       $0.7 million           0.75%
American Advantage
     International  Equity     $250.0  million         0.50% to $100 million
                                                       0.325% next $400 million
                                                       0.20% thereafter
Fortis  International Stock    $104.4 million          0.45% to $100 million
                                                       0.375% thereafter
ISG   International  Equity    $28.5  million          0.50%
Prestige  International         $3.4  million          0.45%  to  $200 million
                                                       0.40% thereafter
Prudential Diversified
    Moderate Growth             $9.1 million           0.40%
Prudential Diversified
    High Groth                 $18.6 million           0.40%
Target  International Equity  $235.4 million           0.40%
Travelers Lazard
      International  Stock     $65.0  million          0.475%


KING STREET ADVISORS, LIMITED (Emerging Markets Equity Fund)
Almack House, 28 King Street
London, England SW1Y 6QW

     King Street Advisors, Limited ("King Street") was founded in 1996 and is 75% owned by State Street International Holdings, Limited ("SSIH"). SSIH is 100% owned by State Street Bank and Trust Company ("SSBT") and SSBT is 100% owned by State Street Corporation ("SSC"). SSIH, SSBT and SSC are all located at 225 Franklin Street, Boston, Massachusetts 02105. As of December 31, 1998, King Street's assets under management were approximately $361 million.

      The name and principal occupation of the directors and principal executive officers of King Street are set forth below.
The address of each is that of King Street.

Name                   Position
-----                  ---------
Kenneth   King         Managing  Director,  Chief   Investment Officer,
                       Portfolio Manager
Murray Davey           Director, Portfolio Manager
Christopher James      Director, Senior Asian Fund Manager
Gavin MacLachlan       Business Manager
Christopher Vale       Director
Derek Satterthwaite    Director

      King Street does not act as an investment adviser to any other investment companies having investment objectives similar to the Emerging Markets Equity Fund.

LOOMIS, SAYLES & COMPANY, L.P. (Bond Fund)
One Financial Center
Boston, Massachusetts  02111

      Loomis, Sayles & Company, L.P. ("Loomis") was founded in 1926. Its sole general partner, Loomis, Sayles & Company, Inc., is a special purpose corporation that is an indirect wholly-owned subsidiary of Nvest Companies, L.P. ("Nvest Companies"). Nvest
Companies' managing general partner, Nvest Corporation, is a direct wholly-owned subsidiary of Metropolitan Life Insurance Company ("Met Life"), a mutual life insurance company. Nvest Companies' advising general partner, Nvest L.P., is a publicly traded company listed on the New York Stock Exchange. Nvest Corporation is the sole general partner of Nvest L.P. As of December 31, 1998, Loomis' assets under management were approximately $70.7 billion.



      The  name  and  principal occupation of the  directors  and
principal executive officers of Loomis are set forth below.   The
address of each is that of Loomis.



Name                   Position
------                 -------------
Robert  J.  Blanding   Chairman,  President,  Chief  Executive Officer
Jeffrey L. Meade       Director, Executive Vice President, Chief
                       Operating Officer
Sandra   P.  Tichenor  Director,  executive  Vice  President, General
                       Counsel
Mauricio F. Cevallos   Director, Executive Vice President
Daniel J. Fuss         Director, Executive Vice President
Isaac H. Green         Director
Mark W. Holland        Director
Michael J. Millhouse   Director
Kent P. Newmark        Director
Philip J. Schettewi    Director
George R. Tydings      Director, Executive Vice President
Peter S. Voss          Director
Anthony J. Wilkins     Director

      Loomis acts as an investment adviser to the following investment companies with investment objectives similar to the Bond Fund:

                           Net  Assets of Fund   Annual Fee Rate (as a
Funds                        as of 3/31/99      percentage of net assets)
-----------------         -------------------  -----------------------
Loomis Sayles Bond Fund       $1.6 billion           0.60%
Loomis  Sayles  Fixed Income Fund $280.4  million    0.60%
Maxim  Corporate Bond Series      $216.7 million     0.30%

STANDISH, AYER & WOOD, INC. (Short and Intermediate Bond Fund)
One Financial Center, Suite 26
Boston, Massachusetts  02111

     Standish, Ayer & Wood, Inc. ("Standish") was founded in 1933 and is a privately owned corporation with 24 directors. As of December 31, 1998, Standish had more than $46.2 billion in assets under management. Standish acts as investment adviser to Managers Intermediate Mortgage Fund, another investment portfolio of the Trust.

      The name and principal occupation of the directors and principal executive officers of Standish are set forth below.
The address of each is that of Standish.

Name                   Position
-------                --------------
Edward H. Ladd         Chairman and Managing Director
George  W.  Noyes      Chief Executive Officer,  President  and Managing
                       Director
Caleb F. Aldrich       Managing Director and Vice President
Davis B. Clayson       Director and Vice President
Dolores S. Driscoll    Managing Director and Vice President
Richard C. Doll        Director and Vice President
Maria D. Furman        Managing Director and Vice President
Richard  S.  Wood      Managing Director, Vice  President  and Secretary
Nicholas S. Battelle   Director and Vice President
David H. Cameron       Director and Vice President
Karen K. Chandor       Director and Vice President
James E. Hollis III    Director and Vice President
Laurence A. Manchester Director and Vice President
Arthur A. Parker       Director and Vice President
Howard B. Rubin        Director and Vice President
Austin C. Smith        Director and Vice President
W. Charles Cook        Director and Vice President
Joseph M. Corrado      Director and Vice President
Mark A. Flaherty       Director and Vice President
Raymond J. Kubiak      Director and Vice President
Thomas P. Sorbo        Director and Vice President
David C. Stuehr        Director and Vice President
Michael W. Thompson    Director and Vice President
Ralph S. Tate          Managing Director and Vice President

      Standish acts as an investment adviser to the following investment company with investment objectives similar to the Short and Intermediate Bond Fund:

                           Net  Assets of Fund   Annual Fee  Rate (as a
Fund                      as of 3/31/99        percentage of net assets)
----------------          -------------------  -----------------------
Managers Intermediate Mortgage  $11,831,303         0.20%

ROGGE GLOBAL PARTNERS, PLC (Global Bond Fund)
Sion Hill, 56 Victoria Embankment
London, England  EC4Y 0DZ

     Rogge Global Partners, plc ("Rogge") was founded in 1984 and is owned by United Asset Management, a public company. UAM is located at One International Place, Boston, Massachusetts 02110. As of December 31, 1998, Rogge's assets under management were approximately $5.6 billion.

      The  name  and  principal occupation of the  directors  and
principal  executive officers of Rogge are set forth below.   The
address of each is that of Rogge.

Name                   Position
-------                ----------------
Olaf Rogge             Director
Richard Bell           Director
John Graham            Director
Adrian James           Director
David Witzer           Compliance Officer


      Rogge does not act as an investment adviser to any investment company with investment objectives similar to the Global Bond Fund.

Board of Trustees' Recommendation

      At an in-person meeting held on January 13, 1999, the Trustees approved, effective as of the date of the closing of the transaction with AMG, the New Sub-Advisory Agreements. In connection with this approval, the Trustees considered that the Previous Sub-Advisory Agreements would be terminated solely because of the transaction with AMG, and that the terms of the transaction did not contemplate any changes in (i) the overall form of the Sub-Advisory Agreement, (ii) the advisory fees payable and services to be provided thereunder, or (iii) any Fund's objectives and policies.

ADDITIONAL INFORMATION

Other Matters

      The  Manager,  located  at  40  Richards  Avenue,  Norwalk,
Connecticut   06854,  serves  as  investment  manager,  principal
underwriter and administrator of the Trust.

      To the knowledge of the Trust, as of June 1, 1999, no individual person beneficially owned more than 5% of any Fund's outstanding shares.

      As of June 1, 1999, the Trustees and Officers of the Trust as a group owned less than 1% of the outstanding shares of each of the Funds.

Affiliated Brokers

      As of June 1, 1999, none of the Sub-Advisers to any of the Funds paid a commission to an affiliated broker for the fiscal year ended December 31, 1998.


      The Trust is not required to hold annual meetings of shareholders and, therefore, it cannot be determined when the next meeting of shareholders will be held. Shareholder proposals to be considered for inclusion in the proxy statement for the next meeting of shareholders must be submitted a reasonable time before the proxy statement is mailed. Whether a proposal submitted will be included in the proxy statement will be determined in accordance with applicable state and federal law.

     Copies of the most recent annual and semi-annual reports are available without charge. To obtain a copy, call or write the Manager, at 40 Richards Avenue, Norwalk, CT 06854, (800) 835-
3879.

                                        By Order of the Trustees,
                                        /s/Donald S. Rumery
                                        DONALD S. RUMERY
                                        Secretary



Dated: June 7, 1999
                                                        Exhibit A

                             FORM OF
                 PORTFOLIO MANAGEMENT AGREEMENT


 Attention:     [NAME]
           <Manager>
 RE:      Asset Management Agreement

 To whom it may concern:



          The Managers <Fund>, (the "Portfolio") is a series of a New York business trust (the "Trust") that is registered as an investment company under the Investment Company Act of 1940
 (the "Act"), and subject to the rules and regulations promulgated thereunder.

      The Managers Funds L.P. (the "Manager") acts as manager and administrator of the Portfolio pursuant to the terms of it Management Agreement with the Trust. The Manager is responsible fur the day-to-day management and administration or the portfolio and the coordination of investment of the Portfolio's assets in portfolio securities. However, pursuant to the terms of the Management Agreement, specific portfolio purchases and sales for the Portfolio's investment portfolio or a portion thereof, are to be made by advisory organizations recommended by the Manager and approved by the Trustees of the Trust and by the shareholders of the Portfolio.

      1. Appointment as an Asset Manager. The Manager, being duly authorized, hereby appoints and employs <manager> ("Asset Manager") as a discretionary asset manager, on the terms and conditions set forth herein, of those assets of the Portfolio which the Manager determines to assign to the Asset Manager (those assets being, referred to as the "Portfolio Account"). The Manager may, from time to time, with the consent of the Asset Manager, make additions to the Portfolio Account and may, from time to time, make withdrawals from the Portfolio Account.

      2. Acceptance of Appointment; Standard of Performance. The Asset Manager accepts the appointment as a discretionary asset manager and agrees to use its best professional judgement to make timely investment decisions for the Portfolio with respect to the investments of the Portfolio Account in accordance with the provisions of this Agreement.


     3. Asset Management Services of Asset Manager. The Asset Manager is hereby employed and authorized to select Portfolio securities for investment by the Portfolio, to purchase and sell securities of the Portfolio AccounL and upon making any purchase or sale decision, to place orders for the execution of such portfolio transactions in accordance with paragraphs 5 and 6 hereof and Schedule A (as amended from time to time). In Providing portfolio management services to the Portfolio Account, the Asset Manager shall be subject to such investment restrictions as are set forth in the Act and the Rules and Regulations promulgated thereunder, the supervision and control of the Trustees, such specific instructions as the Trustees may adopt and communicate to the Asset Manager, the investment objectives, policies and restrictions of the Portfolio furnished pursuant to paragraph 4, and instructions from the Manager. The Asset Manager shall maintain on behalf of the Portfolio the records listed in Schedule B hereto (as amended from time to time). At the Manager's reasonable request Asset Manager will consult with the Portfolio or with the Manager with respect to any decisions made by it with respect to the investments of the Portfolio Account.

      4. Investment Objectives, Policies and Restrictions. The Manager shall provide the Asset Manager with a statement of the investment objectives and policies of the Portfolio and any specific investment restrictions applicable thereto as established by the Portfolio. The Portfolio retains the right, on written notice to the Asset Manager from the Portfolio or the Manager, to modify any such objectives, policies or restrictions in any manner at any time provided any such amendment is consistent with the Declaration of Trust and By-Laws of the Trust and with the Act and the Rules and Regulations promulgated thereunder.

     5. Transaction Procedures. All transactions will be consummated by payment to or delivery by the Portfolio's custodian (presently State Street Bank & Trust Company) (the "Custodian"), or such depositories or agents as may be designated by the Custodian, as custodian for the Portfolio, of all cash and/or securities due to or from the Portfolio Account and the Asset Manager shall not have possession or custody thereof or any responsibility or liability with respect thereto. The Asset Manager shall advise the Custodian and confirm in writing to the Portfolio all investment orders for the Portfolio Account placed by it with brokers and dealers at the time and in the manner as set forth in Schedule A hereto (as amended from time to time). The Portfolio shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Asset Manager. The Portfolio shall be responsible for all custodial arrangements and the payment of all custodial charges and fees, and, upon giving proper instructions to the Custodian, the Asset Manager shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian.

               6. Allocation. The Asset Manager shall have authority
and discretion to select brokcrs and dealers to execute Portfolio transactions initiated by the Asset Manager, and for the selection of the markets on or in which the transaction will be executed.

       A. In doing so, the Asset Manager's primary responsibility shall be to obtain the best net price and execution for the Portfolio. However, this responsibility shall not be deemed to obligate the Asset Manager to solicit competitive bids for each transaction, and the Asset Manager shall have no obligation to seek the lowest available commission cost to the Portfolio, so long as the Asset Manager determines that the broker or dealer is able to obtain the best net price and execution for the particular transaction and that the commission cost is reasonable in relation to the total quality and reliability of the brokerage and research services made available by the broker to the the Asset Manager viewed in terms of either that particular transaction or of the the Asset Manager's overall responsibilities with respect to its clients, including the Portfolio, as to which the Asset Manager exercises investment discretion, notwithstanding that the Portfolio may not be the direct or exclusive beneficiary of any such services or that another broker may be willing to charge the Portfolio a lower commission on the particular transaction.

      B. The Manager shall have the right to request that specified transactions giving rise to brokerage commissions, in an amount to be agreed upon by the Manager and the Asset Manager, shall be executed by brokers and dealers that provide brokerage or research services to the Portfolio or the Manager, or as to which an on-going relationship will be of value to the Portfolio in the management of its assets, which services and relationship may, but need not, be of direct benefit to the Portfolio Account, so long as (i) the Manager determines that the broker or dealer is able to obtain the best net price and execution on, a particular transaction and (ii) the Manager determines that the commission cost is reasonable in relation to the total quality and reliability of the brokerage and research services made available to the Portfolio or to the Manager for the benefit of its clients for which it exercises investment discretion, notwithstanding that the Portfolio Account may not be the direct or exclusive beneficiary of any such service or that another broker may be willing to charge the Portfolio a lower commission on the particular transaction.

      C. The Asset Manager agrees that it will not execute any portfolio transactions with a broker or dealer which is an "affiliated person" (as defined in the Act) of the Trust or of the Manager or of any asset manager for the Trust without the prior written approval of the Portfolio. The Manager agrees that it will provide the Asset Manager with a list of brokers and dealers which are "affiliated persons" of the Trust, the Manaoer or the Trust's asset managers.

       D. As used in this paragraph 6, "brokerage and research services' shall have the meaning set forth in Section 28(c)(3) of the Securities Exchange Act of 1934 and such interpretations as shall be published by the Securities and Exchange Commission from time to time.

       7. Proxies. The Portfolio will vote all proxies solicited
by or with respect to the issuers of securities in which assets of the Portfolio Account may be invested from time to time. At the request of the Portfolio, the Asset Manager shall vote all proxies on Securities held in the Portfolio Account on behalf of the Portfolio.

        8. Reports to the Asset Manager. The Manager shall provide the Asset Manager with such periodic reports concerning the status of the Portfolio Account as the Asset Manager may reasonably request.

       9. Fees for Servicing. The compensation of the Asset Manager for its services under this Agreement shall be calculated and paid by the Manager in accordance with the attached Schedule
C. Pursuant to the provisions of the Management Agreement between the Portfolio and the Manager, the Manager is solely responsible for the payment of fees to the Asset Manager, and the Asset Manager agrees to seek payment of its fees solely from the Manager.

      10. Other Investment Activities of the Asset Manager. The Manager acknowledges that the Asset Manager or one or more of its affiliates may have investment responsibilities or render investment advice to or perform other investment advisory services for other individuals or entities ("Affiliated Accounts"). Subject to the provisions of paragraph 2 hereof, the Manager agrees that the Asset Manager or its affiliates may give advice or exercise investment responsibility and take such other action with respect to other Afflhated Accounts which may differ from the advice given or the timing or nature of action taken with respect to the Portfolio Account, provided that the Asset Manager acts in good faith and provided further that it is the Asset Manager's policy to allocate, within its reasonable discretion, investment opportunities to the Portfolio Account over a period of time on a fair and equitable basis relative to the Affiliated Accounts, taking into account the investment objectives and policies of the Portfolio and any specific investment restrictions applicable thereto. The Manager acknowledges that one or more of the Affiliated Accounts may at any time hold, acquire, increase, decrease, dispose or otherwise deal with positions in investments in which the Portfolio Account may have an interest from time to time, whether in transactions which involve the Porifollo Account or otherwise. The Asset Manager shall have no obligation to acquire for the Portfolio Account a position in any investment which any Affiliated Account may acquire, and the Portfol'o shall have no fast refusal, co-investment or other rights in respect of any such investment, either for the Portfolio Account or otherwise.

       11. Certificate of Authority. The Portfolio, the Manager and the Asset Manager shall furnish to each other from time to time certified copies of the resolutions of their Trustees or Board of Directors or executive committees, as the case may be, evidencing the authority of officers and employees who are authorized to act on behalf of the Portfolio, a Portfolio Account, the Manager and/or the Asset Manager.

       12. Limitation of Liability. The Asset Manager shall not be liable for any action taken, omitted or suffered to be taken by it in its reasonable judgment, in good faith and believed by it to be authorized or with the discretion or rights or powers conferred upon it by this Agreement, or in accordance with (or in the absence of) specific directions or instructions from the Portfolio, provided, however, that such acts or omissions shall not have resulted from the Asset Manager's willful misfeasance, bad faith or gross negligence, a violation of the standard of care established by paragraph 2 hereof and applicable to the Asset Manager in its actions under this Agreement or breach of its duty or of its obligations hereunder.

      13. Confidentiality. Subject to the duty of the Asset Manager, the Manager and the Portfolio to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all information pertaining to the Portfolio Account and the actions of the Asset Manager and the Portfolio in respect thereof.

      14.  Assignment. No assignment, as that term is defined in
 Section 2(a)(4) of the Act, of this Agreement shall be made by the Asset Manager, and this Agreement shall terminate automatically in the event of such assigmment. The Asset Manager shall notify the Portfolio in writing sufficiently in advance of any proposed change of control, as defined in Section 2(a)(9) of the Act, as will enable the Portfolio to consider whether an assignment as defined in Section 2(a)(4) of the Act will occur, and to take the steps necessary to enter into a new contract with the Asset Manager.

      15. Representations, Warranties and Agreements of the
 Trust.  The Trust represents, warrants, and agrees that:

       A. The Asset Manager has been duly appointed by the Trustees and shareholders of the Portfolio to provide investment advice to the Portfolio Account as contemplated hereby.

       B. The Trust will deliver to the Asset Manager a true and complete copy of its then current prospectus as amended or supplemented from time to time and such other documents or instruments governing the investment of the Portfolio Account
  and such other information as is necessary for the     Asset
  Manager to carry out its obligations under this   Agreement.

       C. The Trust is currently in compliance and shall at all times comply with the requirements imposed upon the Portfolio by applicable law and regulation.

       16. Representations, Warranties, and Agreements of the
  Asset Manager.   The Asset Manager represents, warrants, and
  agrees that:

       A. The Asset Manager is registered as an "Investment
  Adviser" under the Investment Advisers Act of 1940 ("Advisers
  Act"); or is a "bank" as defined in Section 202(a)(2) of the Advisers Act.

       B. The Asset Manager will maintain, keep current and preserve on behalf of the Portfolio, in the manner required or permitted by the Act, the records identified in Schedule B (as amended from time to time). The Asset Manager agrees that such records (other than those required by No. 4 of Schedule B) are the property of the Portfolio, and will be surrendered to the Portfolio promptly upon request.

      C. The Asset Manager will adopt a written code of ethics complying with the requirements of Rule 17j-1 under the Act, will provide the Portfolio with a copy of the code of ethics and evidence of its adoption, will report to the Portfolio all violations of the code of ethics relating to the Portfolio and will make such other reports to the Portfolio as are required by the Portfolio as are required by Rule 17j-1 under the Act.

       17. Amendment. This Agreement may be amended at any time, but only by written agreement between the Asset Manager and the Manager, which amendment, other than amendments to Schedules A and B, is subject to the approval of the Trustees and the shareholders of the Portfolio in the manner required by the Act. Schedules A and B are operational schedules that are attached to this Agreement for reference only and are not a part of this Agreement.

      18. Effective Date: Term. This Agreement shall become effective on ________________, 1993 and shall continue in effect for a term of two years from that date. Thereafter, the Agreement shall continue in effect only so long as its continuance has been specifically approved at least annually by the Trustees, or the shareholders of the Portfolio in the manner required by the Act. The aforesaid requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the Act and the Rules and Regulations thereunder.

     19. Terinination. This Agreement may be terminated by either party hereto, without the payment of any penalty, immediately upon written notice to the other in the event of a breach of any provision hereof by the party so notified, or otherwise upon sixty (60) days written notice to the other. This agreement may be terminated by the Trustees or by vote of a majority of the outstanding shares of the Portfolio, on sixty
(60) days written notice to the the Asset Manager. Any such termination shall not affect the status, obligations, or liabilities of any party hereto to the other.

     20. Severability, If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement shall not be affected thereby but shall continue in full force and effect.

     21. Applicable Law. The provisions of this Agreement shall be construed in a manner consistent with the requirements of the Act and the Rules and Regulations thereunder. To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed, and enforced according to the laws of the State of Connecticut.



                              THE MANAGERS FUNDS, L. P.
                              BY: EAIMC HOLDINGS CORP.
                              General Partner

                              BY:_________________________
                              Its: _______________________
                              DATE:_______________________
 ACCEPTED:

 BY: __________________________

 Its:__________________________

 DATE:_________________________

                             Acknowledged:
                             The Managers Funds

                             BY: ________________________
                             Its: _______________________
                             DATE:_______________________

SCHEDULES:    A. Operational Procedures.
              B. Record Keeping Requirements.
              C. Fee Schedule.


                              SCHEDULE A

               The Asset Manager must abide by certain rules and procedures in order to minimize operational problems. The Asset Manager must maintain various records and files (as required by regulatory agencies) at its office (see Schedule B). In addition, it will be necessary for a flow of information to be supplied to State Street Bank and Trust Company ("State Street"). the Custodian for the Portfolio.

               The Asset Manager must furnish State Street with daily information as to executed trades no later than the morning following the day of the trade. The necessary information can be transmitted via facsimile machine to State Street (the direct line to the machine is (617) 348-0376, 348-0374, or 348-0377).
Upon receipt of brokers conflrmations, the Asset Manager or State Street must noffy the other party if any differences exist. The reporting of trades by the Asset Manager to State Street shall include the following information:

                   1    -    Purchase or sale;
                   2    -    Security name;
                   3    -    Cusip #;
                   4    -    Number of shares;
                   5    -    Commission rate per share or if a net
trade;
                   6    -    Executing broker;
                   7    -    Trade date;
                   8    -    Settlement date, if other than normal;
and
                   9    -    If Security is not eligible for DTC


                        When opening accounts with brokers for
                        the Portfolio, the
account must be a cash account. No margin accounts in the name of the Portfolio are to be maintained. The broker should be advised to use State Street IDC's ID system number (no. 20997) to facilitate the receipt of information by State Street. In addition, the Asset Manager should arrange to have duplicate confirmations sent as follows:


                   The Managers Funds         <<fund>> Portfolio
                   c/o The Managers Funds L.P.
                   200 Connecticut Avenue Suite 680
                   Norwalk, CT 06854-1907
  State Street Bank & Trust Company
  Custody and Shareholder Services Department
  P.O. Box 1713
  Boston, MA 02105
  <<GN#>>

  Delivery Instructions are as follows:

       All DTC eligible securities
       Depository Trust Company (DTC)
       #997 Custodian Services
 All Commerciad Paper and ineligible DTC securities New York
 Office:

  State Street Bank & Trust Company
  TP Concourse Level
  61 Broadway
  New York, NY 10006

  "vs payment" (Federal Funds on commercial paper only)

  Account: The Managers Funds               <<fund>> Portfolio

  All Government issues delivered through book entry:

  Delivery @ough area Federal Reserve Bank to:

  State Street Boston
  <<GN#>>
  "vs payment" Federal Funds
      Wire Instructions

     State Street Bank & Trust Company
     225 Franklin Street
     Boston, MA 02010
     Credit Info:       ABA#:               0110000028
                        BNF#:                 <<GN#>>
                           AC:                 Demand Account #

     The Asset Manager must submit to State Street a trade authorization form signed by two authorized individuals by trade date plus one. The list of authorized persons with specimen signatures must be kept curtent at State Street.

     The Asset Manager shall make available for State Street appropriate names of individuals at executing brokers with whom State Street may discuss and resolve problems that may occur.

     State Street will supply the Asset Manager daily with a cash availability report. This will normally be done by facsimilie so that the Asset Manager may know the amount available for investment purposes.
                           SCHEDULE B


Records to be Maintained by the Asset Manager


     1. A record of each brokerage order, and all other portfolio purchases and sales, given by the Asset Manager on behalf of the Portfolio for, or in connection with, the purchase or sale of securities, whether executed or unexecuted. Such records shall include:

       A.     The name of the broker;

       B. The terms and conditions of the order and of any modifications or cancellation thereof;

       C.     The time of entry or cancellation;

       D.     The price at which executed;

       E.     The time of receipt of execution; and

       F . The name of the person who placed the order on behalf of the Portfolio.

    2.* A record for each fiscal quarter, completed within ten
       (10) days after the end of the quarter, showing specifically the basis or bases upon which the allocation of orders for the purchase and sale of portfolio securities to brokers or dealers was effected, and the division of brokerage commissions or other compensation on such purchase and sale orders.

       Such record:

       A. Shall include the consideration given to:

          (i)  the sale of shares of the Portfolio


          (ii) the supplying of services or benefits by brokers or dealers to:

               (a)Tbe Portfolio

          (b)The Manager (The Managers Funds, L.P.)

          (c)The Asset Manager and

          (d) Any person other than the foregoing.

            (iii)     Any other consideration other than the
            technical qualifications of the brokers and dealers

   B. Shall show the nature of the services or benefits made available.

   C. Shall describe in detail the application of any general or specific formula or other determinant used in arriving at such allocation of purchase and sale orders and such division of brokerage commissions or other compensation.

   D. The name of the person responsible for making the determination of such allocation and such division of brokerage commissions or other compensation.

3. A record in the form of an appropriate memorandum identifying the person or persons, committees or groups authorizing the purchase or sale of portfolio securities. Where an authorization is made by a committee or group, a record shall be kept of the names of its members who participate in the authorization.

   There shall be retained as part of this record: any memorandum, recommendation or instruction supporting or authorizing the purchase or sale of portfolio securities and such other information as is appropriate to support the authorization.**

4 .     Such accounts, books and other documents as are required
   to be maintained by registered investment advisors by rule adopted under Section 204 of the Investment Advisors Act of 1940, to the extent such records are necessary or appropriate to record the Asset Manager's transactions with the Portfolio.


     * Maintained as property of the Portfolio pursuant to 1940
       Act Rule 3la-3(a).

     ** Such information might include: the current Form 10-K, annual and quarterly reports, press releases, reports by analysts and from brokerage firms (including their recommendation; i.e., buy, sell, hold) or any internal reports or asset manager reviews.




           Schedule of Portfolio Management Agreements


          The Managers Funds, L.P. has entered into portfolio management agreements with the portfolio managers for each Fund. Each such agreement is substantially identical in all material respects to the form filed herewith. A list of the portfolio management agreements, and the material details in which they differ from the form, follows:

 Name of Fund/Portfolio Manager

 Special Equity Fund                  Westport Asset Management, Inc.
                                      Liberty Investment Management

 Income Equity Fund                   Scudder, Stevens & Clark, Inc.

 International Equity Fund            Scudder, Stevens & Clark, Inc.

 Short and Intermediate Bond Fund     Standish, Ayer & Wood

 Bond Fund                            Loomis, Sayles & Company, Inc.

 Global Bond Fund                     Rogge Global Partners


                            EXHIBIT B

                 FORM OF SUB-ADVISORY AGREEMENT

         Marked to show changes from Previous Agreement

Attention:     [NAME] <Manager>


RE:  Sub-Advisory Agreement

To whom it may concern:

The Managers ________ Fund (the "Fund") is a series of a Massachusetts business trust (the "Trust") that is registered as an investment company under the Investment Company Act of 1940, as amended, (the "Act"), and subject to the rules and regulations promulgated thereunder.

The Managers Funds, L.P. (the "Manager") acts as the manager and administrator of the Trust pursuant to the terms of a Management Agreement with the Trust. The Manager is responsible for the day-
to-day  management  and  administration  of  the  Fund  and   the
coordination  of  investment  of  the  Fund's  assets.   However,
pursuant  to  the  terms  of the Management  Agreement,  specific
portfolio   purchases  and  sales  for  the   Fund's   investment
portfolios or a portion thereof, are to be made by advisory organizations recommended by the Manager and approved by the Trustees of the Trust.

1. Appointment as a Sub-Adviser. The Manager, being duly authorized, hereby appoints and employs ________________ ("Sub-Adviser") as a discretionary asset manager, on the terms and conditions set forth herein, of those assets of the Fund which the Manager determines to allocate to the Sub-Adviser (those assets being referred to as the "Fund Account"). The Manager may, from time to time, with the consent of the Sub-Adviser, make additions to the Fund Account and may, from time to time, make withdrawals of any or all of the assets in the Fund Account.

2.  Portfolio Management Duties.

     (a) Subject to the supervision of the Manager and of the Trustees of the Trust, the Sub-Adviser shall manage the composition of the Fund Account, including the purchase, retention and disposition thereof, in accordance with the Fund's investment objectives, policies and restrictions as stated in the Prospectus (such Prospectus and Statement of Additional Information for the Fund as currently in effect and as amended or supplemented from time to time, being herein called the "Prospectus").

     (b) The Sub-Adviser shall maintain such books and records pursuant to Rule 31a-1 under the Act and Rule 204-2 under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), with respect to the Fund Account as shall be specified by the Manager from time to time, and shall maintain such books and records for the periods specified in the rules under the Act or the Advisers Act. In accordance with Rule 31a-3 under the Act, the Sub-Adviser agrees that all records under the Act shall be the property of the Trust.


     (c) The Sub-Adviser agrees to maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the Advisers Act and other applicable federal and state regulations.


3. Allocation of Brokerage. The Sub-Adviser shall have authority and discretion to select brokers, dealers and futures commission merchants to execute portfolio transactions initiated by the Sub-Adviser, and for the selection of the markets on or in which the transactions will be executed.

     (a). In doing so, the Sub-Adviser's primary responsibility shall be to obtain the best net price and execution for the Fund. However, this responsibility shall not be deemed to obligate the Sub-Adviser to solicit competitive bids for each transaction, and the Sub-Adviser shall have no obligation to seek the lowest available commission cost to the Fund, so long as the Sub-Adviser determines that the broker, dealer or futures commission merchant is able to obtain the best net price and execution for the particular transaction taking into account all factors the Sub-Adviser deems relevant, including, but not limited to, the breadth of the market in the security or commodity, the price, the financial condition and execution capability of the broker, dealer or futures commission merchant and the reasonableness of any commission for the specific transaction and on a continuing basis. The Sub-Adviser may consider the brokerage and research services (as defined in Section 28(e) of the Securities Exchange Act of 1934, as
     amended) made available by the broker to the Sub-Adviser viewed in terms of either that particular transaction or of the Sub-Adviser's overall responsibilities with respect to its clients, including the Fund, as to which the Sub-Adviser exercises investment discretion, notwithstanding that the Fund may not be the direct or exclusive beneficiary of any such services or that another broker may be willing to charge the Fund a lower commission on the particular transaction.

     (b). The Manager shall have the right to request that specified transactions giving rise to brokerage commissions, in an amount to be agreed upon by the Manager and the Sub-Adviser, shall be executed by brokers and dealers that provide brokerage or research services to the Fund or the Manager, or as to which an on-going relationship will be of value to the Fund in the management of its assets, which services and relationship may, but need not, be of direct benefit to the Fund Account, so long as (i) the Manager determines that the broker or dealer is able to obtain the best net price and execution on a particular transaction and
     (ii) the Manager determines that the commission cost is reasonable in relation to the total quality and reliability of the brokerage and research services made available to the Fund or to the Manager for the benefit of its clients for which it exercises investment discretion, notwithstanding that the Fund Account may not be the direct or exclusive beneficiary of any such service or that another broker may be willing to charge the Fund a lower commission on the particular transaction.

     (c) The Sub-Adviser agrees that it will not execute any portfolio transactions with a broker, dealer or futures commission merchant which is an "affiliated person" (as defined in the Act) of the Trust or of the Manager or of any sub-adviser for the Trust except in accordance with procedures adopted by the Trustees. The Manager agrees that it will provide the Asset Manager with a list of brokers and dealers which are "affiliated persons" of the Trust, the Manager or the Trust's sub-advisers.

4.  Information Provided to the Manager and the Trust

     (a) The Sub-Adviser agrees that it will make available to the Manager and the Trust promptly upon their request copies of all of its investment records and ledgers with respect to the Fund Account to assist the Manager and the Trust in monitoring compliance with the Act, the Advisers Act, and other applicable laws. The Sub-Adviser will furnish the Trust's Board of Trustees with such periodic and special reports with respect to the Fund Account as the Manager or the Board of Trustees may reasonably request.

     (b) The Sub-Adviser agrees that it will notify the Manager and the Trust in the event that the Sub-Adviser or any of its affiliates: (i) becomes subject to a statutory disqualification that prevents the Sub-Adviser from serving as investment adviser pursuant to this Agreement; or (ii) is or expects to become the subject of an administrative proceeding or enforcement action by the Securities and Exchange Commission or other regulatory authority. Notification of an event within (i) shall be given immediately; notification of an event within (ii) shall be given promptly. The Sub-Adviser has provided the information about itself set forth in the Registration Statement and has reviewed the description of its operations, duties and responsibilities as stated therein and acknowledges that they are true and correct and contain no material misstatement or omission, and it further agrees to notify the Manager immediately of any fact known to the Sub-Adviser respecting or relating to the Sub-Adviser that causes any statement in the Prospectus to become untrue or misleading in any material respect or that causes the Prospectus to omit to state a material fact.

     (c) The Sub-Adviser represents that it is an investment adviser registered under the Advisers Act and other applicable laws and that the statements contained in the Sub-Adviser's registration under the Advisers Act on Form ADV as of the date hereof, are true and correct and do not omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading. The Sub-Adviser agrees to maintain the completeness and accuracy of its registration on Form ADV in accordance with all legal requirements relating to that Form. The Sub-Adviser acknowledges that it is an "investment adviser" to the Fund within the meaning of the Act and the Advisers Act.

5. Compensation. The compensation of the Sub-Adviser for its services under this Agreement shall be calculated and paid by the Manager in accordance with the attached Schedule A. Pursuant to the provisions of the Management Agreement between the Trust and the Manager, the Manager is solely responsible for the payment of fees to the Sub-Adviser, and the Sub-Adviser agrees to seek payment of its fees solely from the Manager and not from the Trust or the Fund.

6. Other Investment Activities of the Sub-Adviser. The Manager acknowledges that the Sub-Adviser or one or more of its affiliates may have investment responsibilities or render investment advice to or perform other investment advisory services for other individuals or entities ("Affiliated Accounts"). The Manager agrees that the Sub-Adviser or its affiliates may give advice or exercise investment responsibility and take such other action with respect to other Affiliated Accounts which may differ from the advice given or the timing or nature of action taken with respect to the Fund Account, provided that the Sub-Adviser acts in good faith and provided further, that it is the Sub-Adviser's policy to allocate, within its reasonable discretion, investment opportunities to the Fund Account over a period of time on a fair and equitable basis relative to the Affiliated Accounts, taking into account the investment objectives and policies of the Fund and any specific investment restrictions applicable thereto. The Manager acknowledges that one or more of the Affiliated Accounts may at any time hold, acquire, increase, decrease, dispose or otherwise deal with positions in investments in which the Fund Account may have an interest from time to time, whether in transactions which involve the Fund Account or otherwise. The Sub-Adviser shall have no obligation to acquire for the Fund Account a position in any investment which any Affiliated Account may acquire, and the Fund shall have no first refusal, co-investment or other rights in respect of any such investment, either for the Fund Account or otherwise.

7. Standard of Care. The Sub-Adviser shall exercise its best judgment in rendering the services provided by it under this
Agreement.   The Sub-Adviser shall not be liable for any  act  or
omission, error of judgment or mistake of law or for any loss suffered by the Manager or the Trust in connection with the matters to which this Agreement relates, provided that nothing in this Agreement shall be deemed to protect or purport to protect the Sub-Adviser against any liability to the Manager or the Trust or to holders of the Trust's shares representing interests in the Fund to which the Sub-Adviser would otherwise be subject by reason of willful malfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Sub-Adviser's reckless disregard of its obligations and duties under this Agreement.

8. Assignment. This Agreement shall terminate automatically in the event of its assignment (as defined in the Act and in the rules adopted under the Act). The Sub-Adviser shall notify the Trust in writing sufficiently in advance of any proposed change of control, as defined in Section 2(a)(9) of the Act, as will enable the Trust to consider whether an assignment under the Act will occur, and to take the steps necessary to enter into a new contract with the Sub-Adviser or such other steps as the Board of Trustees may deem appropriate.

9. Amendment. This Agreement may be amended at any time, but only by written agreement between the Sub-Adviser and the Manager, which amendment is subject to the approval of the Trustees and the shareholders of the Trust in the manner required by the Act.

10. Effective Date; Term. This Agreement shall become effective on __________ and shall continue in effect for a term of two years from that date. Thereafter, the Agreement shall continue in effect only so long as its continuance has been specifically approved at least annually by the Trustees, or the shareholders of the Fund in the manner required by the Act. The aforesaid requirement shall be construed in a manner consistent with the Act and the rules and regulations thereunder.

11. Termination. This Agreement may be terminated by (i) the Manager at anytime without penalty, upon notice to the Sub-Adviser and the Trust, (ii) at any time without penalty by the Trust or by vote of a majority of the outstanding voting securities of the Fund (as defined in the Act) on notice to the Sub-Adviser or (iii) by the Sub-Adviser at any time without penalty, upon sixty (60) days' written notice to the Manager and the Trust.

12. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement shall not be affected thereby but shall continue in full force and effect.

13. Applicable Law. The provisions of this Agreement shall be construed in a manner consistent with the requirements of the Act and the rules and regulations thereunder. To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed, and enforced according to the laws of the State of Connecticut.

                            THE MANAGERS FUNDS, L.P.
                            BY: EAIMC HOLDINGS CORP.
                            General Partner

                            BY:

                            Its:

                            DATE:
ACCEPTED:

BY:

Its:

DATE:


                            Acknowledged:
                            The Managers Funds

                            BY:

                            Its:

                            DATE:



SCHEDULES:                  A.  Fee Schedule.







                           SCHEDULE A
                         SUB-ADVISER FEE

For services provided to the Fund Account, The Managers Funds, L.P. will pay a base quarterly fee for each calendar quarter at an annual rate of ___% of average assets in the Fund Account during the quarter. Average assets shall be determined using the average daily assets in the Fund Account during the calendar quarter. The fee shall be pro-rated for any calendar quarter during which the contract is in effect for only a portion of the quarter.


           Schedule of Portfolio Management Agreements

          The Managers Funds, L.P. has entered into portfolio management agreements with the portfolio managers for each Fund. Each such agreement is substantially identical in all material respects to the form filed herewith. A list of the portfolio management agreements, and the material details in which they differ from the form, follows:



 Name of Fund/Portfolio Manager


 Special Equity Fund               Westport Asset Management, Inc.
                             Pilgrim Baxter & Associates
                                   Liberty Investment Management

 Income Equity Fund          Scudder, Stevens & Clark, Inc.

International Equity Fund     Scudder, Stevens & Clark, Inc.
                              Lazard Asset Management

Short and Intermediate Bond FundStandish, Ayer & Wood

Bond Fund                     Loomis, Sayles & Company, Inc.

Global Bond Fund              Rogge Global Partners